UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2026

RXO, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-41514	88-2183384
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11215 North Community House Road	28277
Charlotte, NC
(Address of principal executive offices)	(Zip Code)

(980) 308-6058
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	RXO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.
RXO, Inc. (the “Company”) held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on May 12, 2026. The following matters, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on March 30, 2026 (the “Proxy Statement”), were voted upon by the Company’s stockholders at the Annual Meeting. The final voting results are below:
Proposal 1 – Election of Directors.
Each of the following individuals were elected by the stockholders to serve as directors of the Company for a term expiring at the annual meeting of stockholders in 2027 and until their respective successors have been elected and qualified or until their death, resignation or removal, based upon the votes set forth in the table below:

Name of Nominee	For	Against	Abstain	Broker Non-Votes

Drew Wilkerson	148,724,142	720,641	21,730	5,616,809
Christine Breves	148,761,576	660,501	44,436	5,616,809
Troy Cooper	149,345,349	99,514	21,650	5,616,809
Adrian Kingshott	148,479,739	965,016	21,758	5,616,809
Mary Kissel	149,189,148	255,835	21,530	5,616,809
Michelle Nettles	148,940,369	504,946	21,198	5,616,809
Stephen Renna	149,029,914	415,087	21,512	5,616,809
Thomas Szlosek	138,216,532	11,228,147	21,834	5,616,809
Proposal 2 – Ratification of the Appointment of Independent Registered Public Accounting Firm.
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for its fiscal year ending December 31, 2026 based upon the votes set forth in the table below:

For	Against	Abstain

154,953,800	102,291	27,231
Proposal 3 – Approval of an Amendment to the RXO, Inc. 2022 Omnibus Incentive Compensation Plan.
The Company’s stockholders approved an amendment to the RXO, Inc. 2022 Omnibus Incentive Compensation Plan to increase the number of available shares thereunder based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

138,514,352	10,452,178	499,983	5,616,809
Proposal 4 – Advisory Vote to Approve Executive Compensation.
The Company’s stockholders approved a nonbinding, advisory resolution approving the compensation of the Company’s named executive officers, as set forth in the Proxy Statement, based upon the votes set forth in the table below:

For	Against	Abstain	Broker Non-Votes

142,771,274	6,645,497	49,742	5,616,809

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2026	RXO, INC.

	By:	/s/ Jeffrey D. Firestone
Jeffrey D. Firestone
Chief Legal Officer and Corporate Secretary